UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-09575

MEEHAN MUTUAL FUNDS, INC.

(Exact name of Registrant as Specified in Charter)

1900 M Street, N.W.

Washington, D.C.  20036

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: 1-866-884-5968

THOMAS P. MEEHAN, PRESIDENT

1900 M Street, N.W.

Suite 600

Washington, D.C.  20036

(Name and Address of Agent for Service)

Copy to:

ROBERT J. ZUTZ, ESQ.

Kirkpatrick & Lockhart Preston Gates Ellis LLP

1601 K Street, NW

Washington, D.C.  20006

Date of fiscal year end: October 31

Date of reporting period: April 30, 2008

Item 1. Reports to Shareholders

MEEHAN FOCUS FUND

SEMI-ANNUAL REPORT

APRIL 30, 2008

This report is for the information of the shareholders of Meehan Focus Fund.  Its use in connection with any offering of the Fund’s shares is authorized only in a case of concurrent or prior delivery of the Fund’s current prospectus.  Investors should refer to the accompanying prospectus for description of risk factors associated with investments in securities held by the Fund.

Meehan Focus Fund A Series of Meehan Mutual Funds, Inc. 1900 M Street, N.W., Suite 600 Washington, D.C. 20036 (866) 884-5968	Distributor: Viking Fund Distributors, LLC 116 1st Street, S.W., Suite C Minot, ND 58701 (800) 933-8413

Dear Fellow Shareholders:*

The total return for the Meehan Focus Fund (“the Fund”) through the first six months of its fiscal year through April 30, 2008 was -7.29%; the Fund’s NAV at April 30 was $16.61. Although the Fund’s returns were negative over this period, the Fund outperformed both the Standard and Poor’s 500 Total Return Index (“S&P 500”) and the NASDAQ Composite Index (“NASDAQ”).  Since inception, the Fund continues to outperform both the S&P 500 and the NASDAQ Composite Index.  The Fund’s results for the first six months of its 2008 fiscal year, for one year, for five years, and since inception are shown below with comparable results for leading market indexes.

	First Six Months of 2008 Fiscal Year November 1, 2007 – April 30, 2008	One-Year Return May 1, 2007 – April 30, 2008	Annualized Return Five Years May 1, 2003 – April 30, 2008	Annualized Return From Inception December 10, 1999 – April 30, 2008
Meehan Focus Fund	-7.29%	1.52%	10.78%	4.90%
S&P 500 Total Return Index**	-9.64%	-4.68%	10.61%	1.48%
NASDAQ**	-15.61%	-7.36%	8.76%	-4.64%

Past performance does not guarantee future results.  Performance data quoted above represents past performance, and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To obtain more current performance information please call (866) 884-5968.

The Meehan Focus Fund’s total annual operating expenses are 1.17%.

________________________

* The views expressed herein are not meant as investment advice.  Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee that the Fund will continue to hold these securities in the future.  Please consider the investment objectives, risks, charges, and expenses of the Fund before investing.  Contact the Fund at (866) 884-5968 for a prospectus, which contains this and other important information about the Fund.  Read the prospectus carefully before investing.

** The S&P 500 Total Return Index is an unmanaged index of 500 U.S. stocks and represents the broad performance of the U.S. stock market.  The NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market.  Index performance does not include transaction costs or other fees, which will affect actual performance.

The market slide that began last fall accelerated in January and bottomed in March.  Soaring oil prices, ongoing credit market turmoil, a sour housing market, and indications of slowing economic growth have all contributed to the market’s decline in recent months.  While the market has risen off its March lows, concerns persist.  The Federal Reserve has done its part to stabilize the markets, cutting the Fed funds rate four times in 2008 to its current 2.0% level.  In March, the Fed also played a critical role in arranging the sale of troubled investment bank Bear Stearns to JPMorgan Chase which we believe was appropriate under the circumstances.

Difficult times in the markets such as those we face today often present opportunities for disciplined investors to buy stocks at substantial discounts to their intrinsic value, and we have made several additions to the portfolio over the past six months.  New holdings include pharmaceutical and consumer health care giant Johnson & Johnson (which is reviewed below), leading network equipment and software maker Cisco, small cap trucking company YRC Worldwide, and the iShares Japan Index Fund.

Since our last report we also exited several positions, including Microsoft, CapitalSource, Teva, and the iShares Emerging Markets Index Fund, and reduced our positions in Sysco and several others.  We sold our position in the iShares Emerging Markets Index Fund earlier this year at a substantial gain after several years of strong growth brought it to what we considered its full valuation.  We redeployed those funds to the more attractively valued iShares Japan Index Fund.  Teva was also sold at a solid gain after it reached, in our opinion, its full valuation.

We sold Microsoft, one of the Fund’s largest holdings, at a gain in February after it announced a $44.6 billion hostile offer for internet portal Yahoo.  Mega-mergers such as this one rarely turn out well for shareholders of the acquiring company, and the substantial integration hurdles facing the combination of two very different corporate cultures made this deal more likely to destroy value for Microsoft’s shareholders than to enhance it.  While merger negotiations were formally terminated in mid-June, they may yet be resurrected.

We sold our position in CapitalSource at a significant loss in March after its earnings failed to cover its dividend for a second consecutive quarter, substantially raising the risk of a dividend cut later this year.  The protracted credit crisis had a greater impact on CapitalSource’s earning power than we anticipated, and we decided to sell our shares.

Portfolio Review

The attached Schedule of Investments identifies the stocks we owned and their market values as of April 30, 2008.  Our Fund held 36 stocks, and approximately 80% of the Fund’s assets were invested in 25 holdings.  Our top 10 holdings, which represented approximately 43.6% of the Fund’s portfolio, were as follows:

Company	% of Fund
1. Berkshire Hathaway, Inc., Class B	10.1
2. Diageo PLC ADR	4.8
3. Nestle SA ADR	4.5
4. Fastenal Co.	3.9
5. Anheuser Busch Co. Inc.	3.9
6. Devon Energy Corp.	3.7
7. Automatic Data Processing, Inc.	3.4
8. Western Union Co.	3.3
9. Sysco Corp.	3.1
10. CarMax Inc.	2.9
43.6

As of April 30, 2008, eight of our top ten holdings show gains since we purchased them, with Anheuser-Busch (which now shows a gain for the Fund) and Sysco being the exceptions.  Our largest gains are in Berkshire Hathaway, Devon Energy, and Nestle, all long-term holdings of the Fund.

In addition to CapitalSource, the performance of Microsoft and Barclay’s Bank hurt the Fund’s results over the past six months.  The sale of Microsoft yielded a long-term gain for the Fund, but the stock’s drop from its 52-week high in early November, much of which came after it announced its offer for Yahoo, made it one of the Fund’s weakest performing stocks in the first half of 2008.  Barclay’s continues to suffer from credit market dislocations, and recently announced plans to raise approximately $8 billion in new capital to shore up its balance sheet. Despite its troubles, Barclay’s possesses a strong franchise and growing operations in rapidly expanding Asian markets.  Robust returns from Devon, Fastenal, and Wesco partially offset these results.

Brief Discussion of Three of Our Current Holdings

	Average Cost per Share	April 30, 2008 Market Price per Share	Percent Increase (Decrease)
Diageo PLC ADR	$59.60	$81.90	37.4%
United Parcel Service, Inc.	$70.67	$72.41	2.5%
Johnson & Johnson	$62.84	$67.09	6.8%

Recent Price $76.27 Market Cap. $47.2b Forward P/E 13.5 Price/Sales 3.1 Price/Book 6.3 Return on Equity 36.0% Dividend Yield 3.7%

Diageo PLC ADR (DEO)

The world’s largest producer of liquor, beer, and wine, UK-based Diageo has been a Fund holding since 2005 when we were attracted by its outstanding stable of brands and growth potential.  Diageo’s brands include Smirnoff vodka, Tanqueray gin, Baileys liqueur, Cuero tequila, Captain Morgan rum, J&B and Johnnie Walker scotch, and Guinness beer. The company has 8 of the top 20 spirits brands and a global reach, with 33% of 2007 sales coming from North America, 32% from Europe, and 35% from other countries.

One of Diageo’s most appealing characteristics in the current economic environment is that its sales do not fluctuate greatly with economic conditions.  Consumers drink in both good times and bad, which we believe provides a margin of safety for investors.

The spirits industry is growing steadily, especially the premium segment, which has seen a surge in sales in recent years and is an area in which Diageo has particular strength.  Diageo recently announced a joint venture with the owners of Ketel One, an arrangement that grants Diageo exclusive global distribution rights for this premium vodka brand and further enhances the company’s premium spirits lineup.

Diageo uses its scale and tremendous free cash flows ($2.7 billion in 2007) to promote its brands heavily in 180 markets worldwide, a practice which has led to solid growth, particularly in international markets such as Brazil and China.  The company’s global distribution network is unmatched in the industry and is particularly strong in the key US market, where 80% of Diageo’s distributors market its brands exclusively.  The strength of the company’s brands and distribution provides a wide competitive moat and strong pricing power that allows Diageo to raise prices each year and increase profit margins.

Management focuses above all on shareholder returns.  The company uses free cash flow to pay a 3.7% dividend and repurchase shares, and Diageo generates returns on equity in excess of 35%.  Diageo’s stock currently trades at a forward P/E multiple of less than 14, which is Diageo’s historical levels.  We believe this multiple to be justified by the company’s global reach, strong brands, steady growth, and high profitability, and we expect this long-term Fund holding to continue to appreciate.

Recent Price $ 68.31 Market Cap. $67.43b Forward P/E 14.6 Price/Sales 1.4 Price/Book 5.9 Return on Equity 3.3% Dividend Yield 2.7%

United Parcel Service, Inc. (UPS)

Founded 100 years ago, Atlanta-based UPS is the largest package-delivery firm in the world (and with 268 aircraft is also the world’s ninth-largest airline).  The company’s ubiquitous brown trucks, airplanes, and other freight vehicles deliver nearly 16 million packages each day across over 200 countries and territories worldwide.  UPS also offers specialized transportation and logistics services.  UPS’s market capitalization of $70 billion is over twice that of FedEx, its largest domestic competitor.

We began buying shares of UPS last year, attracted by its competitive strength in both U.S. and international markets.  Worldwide economic expansion and globalization have led to strong growth in the package delivery industry.  Outsourcing of delivery and logistics operations has also presented opportunities for UPS.  Consolidation among industry participants and high barriers to entry, including required capital investment in systems and extensive transportation networks, favor existing, large delivery firms such as UPS.  These advantages were underscored when UPS recently announced it is discussing a 10-year agreement to provide air transportation for competitor DHL’s U.S. shipments.  However, fuel costs may be a headwind in the short term, but we expect UPS eventually will be able to pass this cost increase on to customers.

UPS’s domestic ground delivery operation, which accounts for approximately 42% of revenues, uses a hub-and-spoke delivery network to serve customers throughout the United States.  UPS’s legendary efforts to boost efficiency, including detailed studies of the best techniques for drivers to use in fastening delivery truck seatbelts and walking to the door of a house, enable the company to produce the highest returns and cash flow of the industry leaders.  UPS has also invested strategically in technology to further enhance operational efficiency and strengthen its competitive advantages.

In the face of slower U.S. economic growth, UPS has benefited from rapid expansion of its international delivery operations, which currently account for about 21% of revenue.  In the first quarter of 2008, the company’s export volumes increased 7.8%, led by a 9% rises in shipments from Asia and Europe.  UPS is currently building an international air hub in Shanghai, scheduled to open this year, which will enable the company to benefit from booming Asian economies.  Management’s stated goal is to increase its international business more rapidly than the global market’s overall rate of growth.

Employees, officers, and directors own approximately 45% of the company’s outstanding shares, which we believe contributes to the culture of efficiency and improvement.  UPS has $1.5 billion in cash on its balance sheet even after purchasing 17.4 million shares in the first quarter, and continues to generate tremendous cash flows to support future share purchases, capital expenditures, and dividends.  The stock currently yields 2.7% and trades at a forward price/earnings multiple of 14.6.  We believe UPS will generate handsome long-term returns for the Fund.

Recent Price $ 66.27 Market Cap. $181.1b Forward P/E 13.7 Price/Sales 2.9 Price/Book 4.0 Return on Equity 26.8% Dividend Yield 2.9%

Johnson & Johnson (JNJ)

With a market capitalization of $187 billion, recent Fund addition J&J is one of the largest, most respected, and most diversified health care and consumer products companies in the world.  41% of revenues for the first nine months of 2007 came from the pharmaceutical division, 36% from medical devices and diagnostics, and 24% from consumer products.  Brand names include Johnson’s, Band-Aid, Motrin, Tylenol, Listerine, and Risperdal.  47% of J&J’s sales came from abroad, giving the company exposure to economies around the world.

One of J&J’s greatest strengths is its leadership position in a broad range of sectors: the company has the number one or two market position in 70% of its products.  We believe this product line diversification insulates J&J from problems in any particular market.  J&J has expanded through internal development efforts and also acquisitions, including the 2006 purchase of Pfizer’s consumer healthcare business for $16.6 billion.

J&J is positioned to prosper over the coming years as aging baby boomers increase the demand for the company’s health care products.  J&J’s products should sell well during times of economic weakness, making this stock a good example of the large capitalization companies producing non-cyclical goods that we now favor.

Financially J&J is extremely strong and carries a triple-A credit rating.  Return on equity has ranged from roughly 25% to 30% for the past decade.  J&J’s dividend yield is an attractive 2.9%, and the company announced an 11% dividend hike effective with its June payout.  In addition to supporting the dividend payment and debt reduction, the company’s annual free cash flow of over $11 billion enables J&J to repurchase shares, which it has been doing aggressively.

J&J’s stock has been under pressure recently due to concerns about slowing growth in some product lines and liability and performance issues related to certain drugs and drug-eluting stents.  However, the company has a strong pipeline of new drugs and medical devices, and we believe the current valuation, at 14 times forward earnings, presents an excellent opportunity to buy this high-quality, wide-moat company at a discount to its intrinsic value.

Source for charts and text: Morningstar, Value Line, Yahoo, company reports, and ECM estimates.

Conclusion

We appreciate your confidence in our management of the Fund and we look forward to continued growth and success.  You can check the Fund’s NAV online at any time by typing in the Fund’s symbol (“MEFOX”) in most stock quotation services.  Please do not hesitate to contact us if you have any questions regarding the status of your investment in the Fund.

Sincerely,

Thomas P. Meehan

Paul P. Meehan

R. Jordan Smyth, Jr.

Managers, Meehan Focus Fund

Comparison of Change in Value of a $10,000 Investment in the Meehan Focus Fund vs. the S&P 500 Total Return Index and the NASDAQ Composite Index*

$16,500
$15,500
$14,500
$13,500
$12,500
$11,500
$10,500
$9,500
$8,500
$7,500
$6,500
$5,500
$4,500
$3,500
$14,945
$11,312
$6,712
12/10/1999
4/30/2000
8/30/2000
12/30/2000
4/30/2001
8/30/2001
12/30/2001
4/30/2002
8/30/2002
12/30/2002
4/30/2003
8/30/2003
12/30/2003
4/30/2004
8/30/2004
12/30/2004
4/30/2005
8/30/2005
12/30/2005
4/30/2006
8/30/2006
12/30/2006
4/30/2007
8/30/2007
12/30/2007
4/30/2008
Meehan Focus Fund
S & P 500 Total Return Index
NASDAQ Composite Index

Past performance is not predictive of future performance.  The above presentation is unaudited.

Annualized Total Return**

       One year                Five year            Since Inception

 Ending 4/30/08       Ending 4/30/08          (12/10/99)***

Meehan Focus Fund                                                1.52%                  10.78%                      4.90%

S&P 500 Total Return Index                                 (4.70%)                 10.61%                     1.48%

NASDAQ Composite Index                                   (7.40%)                   8.76%

 (4.67%)

*   The above graph depicts the performance of the Meehan Focus Fund versus the S&P 500 Total Return Index and the NASDAQ Composite Index.  It is important to note that the Meehan Focus Fund is a professionally managed mutual fund; the S&P 500 Total Return Index by Standard & Poor's Corp. is a capitalization weighted index comprised of 500 issues listed on various exchanges, representing the performance of the stock market generally; and the NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market.  An index is not an investment product available for purchase.

**   Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance. The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of fund shares.

***   The Meehan Focus Fund commenced operations on December 10, 1999.

FUND EXPENSES

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses

The first line of the following table (“Actual”) provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Beginning Account Value October 31, 2007	Ending Account Value April 30, 2008	Expenses Paid During Period* October 31, 2007 – April 30, 2008
Actual	$1,000.00	$926.38	$5.60
Hypothetical (5% return before expenses)	$1,000.00	$1018.94	$5.84

* Expenses are equal to the Fund’s annualized total operating expense ratio of 1.17%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) divided by the days in the year (366) to reflect the half-year period.

MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2008
	Number	Market
	of Shares	Value
COMMON STOCK -- 89.6%
Consumer Discretionary
Avon Products	20,000	$780,400
Carmax, Inc. *	56,000	1,162,000
Diageo Plc ADR	23,000	1,883,700
eBay *	34,000	1,063,860
International Game Technology	27,000	937,980
Liberty Media Hldg Corp Interactive *	17,500	264,775
Time Warner	40,000	594,000
Weight Watchers International, Inc.	20,000	917,200
Total Consumer Discretionary -- 19.2%		7,603,915

Consumer Staples
Anheuser-Busch Companies	31,000	1,525,200
General Mills, Inc.	16,000	966,400
Nestle	15,000	1,800,000
Procter & Gamble	16,000	1,072,800
Sysco Corp.	40,000	1,222,800
Total Consumer Staples -- 16.6%		6,587,200

Energy
ConocoPhillips	3,000	258,450
Devon Energy Corp.	13,000	1,474,200
Total Energy -- 4.4%		1,732,650

Financial
Bank of America Corp.	23,000	863,420
Barclays Plc ADR	22,000	800,800
Berkshire Hathaway, Inc., Class B *	900	4,011,300
MBIA Inc.	60,000	624,000
Progressive Corp.	28,000	509,320
Wesco Financial Corp	2,200	952,710
Total Financial -- 19.6%		7,761,550

MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS
April 30, 2008
	Number	Market
	of Shares	Value
Health
Amgen Inc. *	7,000	$293,090
Biogen *	6,000	364,140
Johnson & Johnson	15,000	1,006,350
Novartis	22,000	1,107,260
Total Health -- 7.0%		2,770,840

Industrials
Fastenal Co.	32,000	1,561,920
Total Industrials -- 3.9%		1,561,920

Information Technology
Cisco Systems*	25,000	641,000
Total Information Technology -- 1.6%		641,000

Materials
Alcoa Inc.	7,500	260,850
Methanex Corp.	18,983	445,341
3M Company	10,000	769,000
Total Materials -- 3.7%		1,475,191

Services
Automatic Data Processing, Inc.	30,000	1,326,000
Broadridge Financial Solutions Inc.	7,250	134,995
Liberty Media Entertainment A*	14,000	363,300
United Parcel Service Inc.	15,000	1,086,150
Western Union Company	57,000	1,311,000
YRC Worldwide Inc. Com*	52,000	845,000
Total Services -- 12.8%		5,066,445

MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS
April 30, 2008
	Number	Market
	of Shares	Value
Utilities
AES Corp. *	21,250	$368,900
Total Utilities -- 0.9%		368,900

TOTAL COMMON STOCK (Cost $29,138,644)		$35,569,611

EXCHANGE TRADED FUNDS -- 2.2%
iShares MSCI Japan Index	65,000	$863,200

TOTAL EXCHANGE TRADED FUNDS (Cost $813,579)		$863,200

SHORT TERM INVESTMENTS -- 8.1%
First Western Bank Collective Asset Fund (Cost $3,204,850)	3,204,850	3,204,850

TOTAL INVESTMENTS (Cost $33,157,073) -- 99.9%		39,637,661
OTHER ASSETS LESS LIABILITIES -- 0.1%		58,983

NET ASSETS -- 100.0%		$39,696,644

* Non-income producing investments

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2008 (Unaudited)

Assets:
Investments, at market (cost $33,157,073) (Note 1)	39,637,661
Receivables:
Dividends and interest	96,201
Total assets	39,733,862

Liabilities:
Payables:
Due to advisor (Note 4)	37,218
Investments Purchased	0
Total liabilities	37,218

Net Assets	$39,696,644

Net Assets consist of:
Common stock (100,000,000 shares of $.0001 par value
authorized, 2,390,495 shares outstanding) (Note 2)	$239
Additional capital paid-in	30,770,813
Accumulated net realized gain on investments	2,268,012
Net unrealized appreciation on investments	6,480,588
Undistributed net investment income (loss)	176,992

Net Assets, for 2,390,495 shares outstanding	$39,696,644

Net Asset Value, offering per share *	$16.61

* Redemption price is equal to net asset value less any applicable redemption fee (Note 1).

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENT OF OPERATIONS
For the Period Ended April 30, 2008 (Unaudited)

Investment Income:
Interest	$26,902
Dividends	409,502
Total investment income	436,404

Expenses:
Investment advisory fees (Note 4)	178,032
Service fees (Note 4)	49,453
Total expenses	227,485

Net investment income (loss)	208,919

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments	2,268,012
Net change in unrealized appreciation (depreciation) on
investments	(5,563,419)
Net gain (loss) on investments	(3,295,407)

Net increase (decrease) in net assets resulting from operations	$(3,086,488)

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For Period Ended
	April 30, 2008	Year Ended
	(Unaudited)	October 31, 2007
Increase in Net Assets
Operations:
Net investment income (loss)	$ 208,919	$ 88,638
Net realized gain (loss) on investments	2,268,012	2,086,259
Net change in unrealized appreciation
(depreciation) on investments	(5,563,419)	3,958,519
Net increase (decrease) in net assets
resulting from operations	(3,086,488)	6,133,416

Distributions to Shareholders From:
Capital gains	-	(2,086,259)
Net investment income	(31,928)	(88,638)
Total distributions to shareholders	(31,928)	(2,174,897)

Increase in net assets from Fund
share transactions (Note 2)	2,583,981	1,858,691

Increase in net assets	(534,435)	5,817,210

Net Assets:
Beginning of period	40,231,079	34,413,869
End of period	$ 39,696,644	$ 40,231,079

Undistributed net investment income included in net assets	$ 176,992	$ -

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
FINANCIAL HIGHLIGHTS

Per Share Data (For a Share Outstanding Throughout each Period)

	For the Period Ended April 30, 2008 (Unaudited)
		For the Year Ended October 31, 2007	For the Year Ended October 31, 2006	For the Year Ended October 31, 2005	For the Year Ended October 31, 2004	For the Year Ended October 31, 2003

Net Asset Value, Beginning of Period	$17.93	$16.14	$14.50	$13.55	$12.78	$9.88

Investment Operations:
Net investment income (loss)	0.09	0.04	(0.01)	0.01	(0.06)	0.01
Net realized and unrealized gain (loss) on investments	(1.40)	2.72	1.91	0.95	0.83	2.90
Total income (loss) from investment operations	(1.31)	2.76	1.90	0.96	0.77	2.91

Distributions:
From Capital Gains	-	(0.93)	(0.26)	-	-	-
From net investment income	(0.01)	(0.04)	-	(0.01)	-	(0.01)
Total distributions	(0.01)	(0.97)	(0.26)	(0.01)	-	(0.01)

Net Asset Value, End of Period	$16.61	17.93	$16.14	$14.50	$13.55	$12.78

Total Return[1]	-7.29%	17.10%	13.10%	7.08%	6.03%	29.43%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$39,697	40,231	$34,414	$30,070	$27,493	20,713
Ratio of expenses to average net assets	1.15%[2]	1.36%	1.41%	1.50%	1.50%	1.50%
Ratio of net investment income
to average net assets	1.05%[2]	0.23%	(0.08)%	0.05%	(0.47)%	0.08%
Portfolio turnover rate	15.78%	19.48%	23.99%	29.96%	22.66%	23.20%

[1]Total return assumes reinvestment of distributions and is not annualized.
[2]Annualized.

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS

April 30, 2008

1.

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Meehan Mutual Funds, Inc. (the “Company”) is incorporated under the laws of the state of Maryland and consists solely of the Meehan Focus Fund (the “Fund”).  The Company is registered as a no-load, open-end management investment company of the series type under the Investment Company Act of 1940 (the “1940 Act”).  The Fund’s investment objective is long-term growth of capital.  The Fund commenced operations on December 10, 1999.

The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation—Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation.  Price information on listed stocks is taken from the exchange where the security is primarily traded.  Securities that are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices.  Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the investment advisor under the supervision of the Board of Directors.  Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.  Investments in open end investment companies are valued at the closing net asset value on the day of valuation.  The Board will consider the following factors when fair valuing securities:  (1) the type of security; (2) certain characteristics of the security including maturity, coupon or dividend, call and/or refunding features, cost, duration, and yield; (3) the cost of the security; and (4) the size of the Fund’s holdings.

b) Federal Income Taxes—No provision for federal income taxes has been made since the Fund has complied to date with the provision of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

c) Distributions to Shareholders—Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.  Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

d) Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS

April 30, 2008

1.

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES- (continued)

e) Redemption Fee – A redemption fee of 2% of the value of the shares sold will be imposed on Fund shares redeemed within 7 calendar days of their purchase.

f) Foreign Securities – The Fund may invest up to 25% of its total assets in foreign securities.  Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. companies.  These risks include revaluation of currencies and future adverse political and economic developments.  Moreover, securities of foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies.

g) Other—Investment and shareholder transactions are recorded on trade date.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

2.

CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund for the period ended April 30, 2008 were as follows:

	Shares	Amount
Sold…………………………..................	100,215	$1,183,433
Reinvestments………………………….	123,142	2,206,825
Redeemed ……………………………..	(76,127)	(806,277)
Net Increase……………………………	147,230	$2,583,981

Transactions in shares of the Fund for the year ended October 31, 2007 were as follows:

	Shares	Amount
Sold…………………………………….	117,979	$3,073,426
Reinvestments………………………….	33,342	554,277
Redeemed………………………………	(101,624)	(1,769,012)

Net Increase…………………………….	110,697	$1,858,691

3.

INVESTMENT TRANSACTIONS

The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the period ended April 30, 2008, were as follows:

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS

April 30, 2008

3.

INVESTMENT TRANSACTIONS-(continued)

Purchases. . . . . . . . . . . . . . . . . . . . . . . . . .

$6,069,913

Sales . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

8,269,232

At April 30, 2008, unrealized appreciation of investments for tax purposes was as follows:

Appreciation. . . . . . . . . . . . . . . . . . . . . . . . .

$ 7,865,601

Depreciation . . . . . . . . . . . . . . . . . . . . . . . .

(1,385,013)

Net appreciation on investments . . . . . . . . . .

  $ 6,480,588

At April 30, 2008, the cost of investments for federal income tax purposes was $33,157,073.

4.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

The Fund has entered into an Advisory Agreement with Edgemoor Investment Advisors, Inc. (the “Advisor”) to provide investment management services to the Fund. Pursuant to the Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.90% as applied to the Fund’s average daily net assets. For the period ended April 30, 2008, the Advisor received fees of $178,032.

The Fund has entered into an Operating Services Agreement (the “Servicing Agreement”) with the Advisor to provide or arrange for day-to-day operational services to the Fund.  Pursuant to the Servicing Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.25% as applied to the Fund’s average daily net assets. For the period ended April 30, 2008, the Advisor received fees of $49,453.

The Fund and the Advisor have entered into an Investment Company Services Agreement (the “ICSA”) with Viking Fund Management, LLC (“Viking”) to provide day-to-day operational services to the Fund including, but not limited to, accounting, transfer agent, dividend disbursing, registrar and recordkeeping services.

The effect of the Advisory Agreement and the Servicing Agreement is to place a “cap” on the Fund’s normal operating expenses at 1.15%. The only other expenses incurred

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS

April 30, 2008

4.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS-(continued)

by the Fund are distribution fees, if any, brokerage fees, taxes, if any, legal fees relating to Fund litigation, and other extraordinary expenses.

The Fund and the Advisor have entered into a Distribution Agreement with Viking Fund Distributors, LLC to provide distribution services to the Fund.

The Fund has adopted a Plan of Distribution under which it may finance activities primarily intended to sell shares. The Plan has not been implemented and the Fund has no intention of implementing the Plan during the period through October 31, 2008.

One of the directors and officers of the Fund is a director and officer of the Advisor and the three officers of the Fund are also officers of the Advisor.

5.

DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the period ended April 30, 2008 and the year ended October 31, 2007 were as follows:

	2008	2007
Distributions from ordinary income	$ 31,928	$ 88,638
Distributions from Long-Term Capital Gains	$ -	$ 2,086,259

As of April 30, 2008, the components of distributable earnings on a tax basis were as follows:

Accumulated net realized gain on investments	$ 2,268,012
Net unrealized appreciation of securities	6,480,588
Undistributed ordinary income (loss)	176,992
$ 8,925,592

6.

RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, Fair Value Measurements.  This standard defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements.  SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those financial years.  In accordance with the provisions of SFAS No. 157, the Fund will adopt this standard effective November 1, 2008.

DIRECTORS AND OFFICERS as of April 30, 2008

DIRECTORS Name, Age and Address	Position	Length of Time Served	Number of portfolios in Fund Complex Overseen by Director	Other Directorships Held
Thomas P. Meehan (67) 1900 M Street, N.W. Suite 600 Washington, D.C. 20036	President and Director	Since 1999	1	None

Principal Occupation During Past 5 years:
President, Edgemoor Investment Advisors, Inc., a registered investment Advisor, since October 1999.
Andrew Ferrentino (68) 7904 Horseshoe Lane Potomac , MD 20854	Independent Director	Since 1999	1	None

Principal Occupation During Past 5 years:
Member, Board of Directors Template Software, Inc. from 1997 to 1999. Private consultant in the computer software industry (January 1, 1999 to present).
Peter R. Sherman (69) 5123 Tilden Street, N.W. Washington, D.C. 20016	Independent Director	Since 2003	1	None

Principal Occupation During Past 5 years:

Adjunct Professor of Law, American University Washington College of Law, 1992 to present; counsel to Ain & Bank, P.C., a Washington, D.C. law firm, May, 2003 to June, 2005; cofounder of (1968), principal in and then counsel to Sherman, Meehan, Curtin & Ain, P.C. through April, 2003.

DIRECTORS AND OFFICERS as of April 30, 2008 – Continued

OFFICERS Name, Age and Address	Position	Length of Time Served	Number of portfolios in Fund Complex Overseen by Director	Other Directorships Held
Paul P. Meehan (45) 1900 M Street, N.W. Suite 600 Washington, D.C. 20036	Vice President, Treasurer & CCO	Since 2002	N/A	None

Principal Occupation During Past 5 years:

Managing Director, Edgemoor Investment Advisors, Inc., January 2006 to present; Chief Compliance Officer Edgemoor Investment Advisors, August 2005 to present; Director, Edgemoor Capital Management, Inc., January 2005 to December 2005; Vice-President, Edgemoor Capital Management, Inc., December 2002 to January 2005; Attorney, United States Environmental Protection Agency, 1997 to 2002.

R. Jordan Smyth, Jr. (42) 1900 M Street, N.W. Suite 600 Washington, D.C. 20036	Vice President & Secretary	Since 2005	N/A	None

Principal Occupation During Past 5 years:
Managing Director, Edgemoor Investment Advisors, Inc., January 2005 to present; Director, Edgemoor Capital Management, Inc., April 2003 to December 2004.

Aggregate remuneration paid by the Fund during the period to all Directors totaled $5,000.

Directors serve for the lifetime of the Company, or until they are removed or resign.  Officers are elected annually for one year terms.  The Company’s Statement of Additional Information includes additional information about the Directors and Officers and may be obtained via the internet at www.meehanfocusfund.com or without charge, by calling (866) 884-5968.

Thomas P. Meehan, Paul P. Meehan and R. Jordan Smyth qualify as “interested persons” of the Company as that term is defined by the Investment Company Act of 1940, as amended.  Each is affiliated with the Advisor.

*************************

This report is for the information of the shareholders of Meehan Focus Fund.  For more complete information, including risks, fees and expenses, contact the Fund without charge at (866) 884-5968 for a prospectus.

RENEWAL of ADVISORY AGREEMENT

The Board of Directors considered the renewal of the Investment Advisory Agreement (the “Agreement”) between Meehan Mutual Funds, Inc., on behalf of the Meehan Focus Fund (the “Fund”), and Edgemoor Capital Management, Inc. (the “Adviser”) at a meeting held on November 19, 2007.  As part of the renewal process, legal counsel to the Fund and the independent Directors sent an information request letter to the Adviser seeking certain relevant information.  The Adviser’s responses were provided to the Directors for their review prior to their meeting.  The Board was provided with the opportunity to request any additional materials.

Provided below is a summary of certain of the factors the Board considered at the November meeting concerning the Fund.  The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Director may have afforded different weight to the various factors.

Nature, Extent and Quality of Services Provided.  The Board reviewed the scope of the services to be provided under the Agreement and noted that there would be no changes in the services provided by the Adviser to the Fund.  The Board considered the Adviser’s representation that it has the financial resources, commitment and appropriate staffing to continue to provide the same scope and quality of services that it provides to the Fund.  The Board also considered the Adviser’s ability to adopt and implement compliance and control functions for the Fund and noted that information concerning portfolio management and a report from the chief compliance officer is provided on a periodic basis to the Board.  The Board also considered the Adviser’s ability to promote the Fund and increase its assets.  The Board noted the Adviser’s commitment to the Fund through substantial monetary investment s by the executive officers of the Adviser in the Fund.  Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the nature, extent and quality of the services to be provided by the Adviser to the Fund under the Agreement were appropriate.

Performance of the Fund and Fund Expenses.  The Board considered the investment performance of the Fund compared to its benchmark indices for the fiscal year, five-year and since inception periods ended October 31, 2007.  The Board noted that the Fund has outperformed its benchmark indices since inception, outperformed one benchmark index for the five-year period, and outperformed one benchmark index for the last fiscal year.  The Board also considered the performance of the Fund compared to a composite of similar accounts managed by the Adviser.  For the six-month period ended June 30, 2007, the Fund underperformed this composite.  In this connection, the Board considered the Adviser’s explanation that, while similar, the composite account is not identical to the Fund.  In addition, the 1.35% fee charged to the Fund over this time period was approximately 35 to 40 basis points higher than the fee charged to non-Fund client accounts.

The Board considered the current expenses of the Fund, including the advisory fees to be paid to the Adviser.  The Board also considered a comparison of the Fund’s expense ratio relative to selected funds provided by the Adviser.  In this connection, the Board noted that the Fund’s total annual operating expense ratio (after a voluntary expense reimbursements by the Adviser) is lower than several comparable funds.  The Board further noted that the Adviser would continue to limit expenses and would lower the Fund’s total annual expenses by an additional 20 basis points from the current limit of 1.35% to 1.15%.  Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the performance of the Fund was satisfactory and the expenses of the Fund were reasonable.

Costs of Services Provided to the Funds and Profits Realized.  The Board considered the fees paid to the Adviser, including any fee waivers or expense reimbursement.  The Board noted that the Adviser earned a profit under the Agreement.  However, the Board also considered that the actual expenses of providing other services to the Fund exceeded the fees paid to the Adviser under a separate services agreement.  In this connection, the Board noted that the Adviser continues to provide services at a reasonable cost to investors, manage the Fund’s assets and provide a compliance program for the Fund.  Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the costs of services provided and profits realized by the Adviser under the Agreement were fair and reasonable.

Economies of Scale.  The Board considered the Fund’s ability to achieve economies of scale.  In this regard, the Board considered that the Adviser expects the Fund’s assets to increase over the next several years, which could decrease operating expense ratios.  Based on these and other considerations, the Board determined that, in the exercise of its business judgment, a further reduction in fee rates or addition of breakpoints in connection with economies of scale were not necessary at this time.

Conclusion.  Based on, but not limited to, the above considerations and determinations, the Board determined that the Agreement was fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment.  On this basis, the Board unanimously approved the Agreement.

MEEHAN FOCUS FUND

Notice to Shareholders

April 30, 2008 (Unaudited)

QUARTERLY FILINGS ON FORM N-Q – The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the U.S. Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Forms N-Q is also available upon request by calling 1-866-884-5968.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES – A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-866-884-5968 and (2) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

 PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2007 – Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-866-884-5968 and (2) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Item 2. Code of Ethics

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable to the registrant.

Item 6.  Schedule of Investments

Included as part of report to shareholders under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies

Not applicable to the registrant.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.  Controls and Procedures

(a)        Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended), the Principal Executive Officer and Principal Financial Officer of Meehan Mutual Funds, Inc. have concluded that such disclosure controls and procedures are effective as of June 26, 2008.

(b)        There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d)) of Meehan Mutual Funds, Inc. that occurred during the second fiscal quarter of  the period covered by this report that has materially affected, or is reasonably likely to materially affect, its internal control over financial reporting.

Item 12. Exhibits

(a)(1) Not applicable to semi-annual reports.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable to the registrant.

(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEEHAN MUTUAL FUNDS, INC.
Date: June 27, 2008

/s/ Thomas P. Meehan Thomas P. Meehan Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: June 27, 2008

/s/ Thomas P. Meehan Thomas P. Meehan Principal Executive Officer

Date: June 27, 2008

/s/ Paul P. Meehan Paul P. Meehan Principal Financial Officer